UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
June 10, 2015

Remy International, Inc.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13683	47-1744351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Corporation Drive
Pendleton, IN 46064
(Address of principal executive offices, including zip code)

(765) 778-6499
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2015 Annual Meeting of Stockholders of Remy International, Inc. (the "Company") was held on June 10, 2015. The results of matters submitted to a vote were as follows:

Proposal No. 1
The Stockholders elected all persons nominated as a Class I director nominee to serve for a three-year term expiring at the Company’s 2018 Annual Meeting of Stockholders or until their respective successors have been elected and qualified, or until their earlier death, resignation or removal. The Class I director nominees were elected with the following vote results:

NAME	FOR	WITHHELD	BROKER NON-VOTES
John H. Weber	16,364,099	9,878,866	2,912,262
George P. Scanlon	24,001,334	2,241,631	2,912,262
Arik W. Ruchim	24,598,051	1,644,914	2,912,262

The term of office of Class II directors Lawrence F. Hagenbuch, J. Norman Stout and Karl G. Glassman each continues until the Company’s 2016 Annual Meeting of Stockholders. The term of office of Class III directors Douglas K. Ammerman, John J. Pittas and Charles G. McClure each continues until the Company’s 2017 Annual Meeting of Stockholders.

Proposal No. 2
The Stockholders voted upon and provided their non-binding advisory vote on the compensation paid to the Company’s named executive officers for the year ended December 31, 2014 with the following vote results:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
To provide a non-binding advisory vote on the 2014 compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement	22,253,923	3,951,869	37,173	2,912,262

Proposal No. 3
The Stockholders voted upon and approved the Company's Employee Stock Purchase Plan with the following vote results:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
To approve the Remy International, Inc. Employee Stock Purchase Plan	25,743,617	471,351	27,997	2,912,262

Proposal No. 4
The Stockholders voted upon and approved the Company's Annual Incentive Bonus Plan with the following vote results:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
To approve the Remy International, Inc. Annual Incentive Bonus Plan	22,477,006	3,730,181	35,778	2,912,262

Proposal No. 5
The Stockholders voted upon and ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 with the following vote results:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015	28,700,708	429,972	24,547	—

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1
Remy International, Inc. Employee Stock Purchase Plan, as approved by stockholders on June 10, 2015 (incorporated by reference to Annex A to the Company's Definitive Proxy Statement on Schedule 14A filed on April 30, 2015)

10.2
Remy International, Inc. Annual Incentive Bonus Plan, as approved by stockholders on June 10, 2015 (incorporated by reference to Annex B to the Company's Definitive Proxy Statement on Schedule 14A filed on April 30, 2015)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Remy International, Inc.

Date: June 12, 2015	By:	/s/ Albert E. VanDenBergh
	Name:	Albert E. VanDenBergh
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
10.1
Remy International, Inc. Employee Stock Purchase Plan, as approved by stockholders on June 10, 2015 (incorporated by reference to Annex A to the Company's Definitive Proxy Statement on Schedule 14A filed on April 30, 2015)

10.2
Remy International, Inc. Annual Incentive Bonus Plan, as approved by stockholders on June 10, 2015 (incorporated by reference to Annex B to the Company's Definitive Proxy Statement on Schedule 14A filed on April 30, 2015)